 Loyalty Ventures Investor Presentation  1  December 2021

 Forward-Looking Statements and Financial Measures  2  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results and future economic conditions, including, but not limited to, fluctuation in currency exchange rates, market conditions and COVID-19 impacts related to reduction in demand from clients, supply chain disruption with respect to our rewards, disruptions in the airline or travel industries and labor shortages due to quarantine.We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section of both (1) our Registration Statement on Form 10-12B; and (2) any updates in Item 1A, or elsewhere, in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Registration Statement or our Form 10-K for the most recently ended fiscal year when filed or any updates thereto. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, we may present financial measures that are non-GAAP measures, such as Adjusted EBITDA. Adjusted EBITDA eliminates the non-cash depreciation of tangible assets and amortization of intangible assets, including certain intangible assets that were recognized in business combinations, and the non-cash effect of stock compensation expense. Adjusted EBITDA also eliminates the effect of gains on the sale of a business and/or certain investments, strategic transaction costs and restructuring and other charges. No reconciliation is provided with respect to forward-looking annual guidance for Adjusted EBITDA as we cannot reliably predict all necessary components or their impact to reconcile Adjusted EBITDA to net income without unreasonable effort. In addition, Precima®, a provider of strategy and customer data application and analytics, which has historically been reported within the AIR MILES Reward Program segment in the historical carve-out financial statements, was excluded from certain financial information presented as it was sold on January 10, 2020 and is presented as “normalized”.

 Table of Contents   3  1  Leading Provider of Tech-Enabled Loyalty Programs Globally  Our Business  2  3  Long Runway For Growth  4  Highly Attractive Financial Profile

 SECTION 1   Leading Provider of Tech-Enabled Loyalty Programs Globally

 Comprehensive Global Business With Unparalleled Scale  5  10MMCollector Accounts  2/3Of Canadian Households  300+Brands / Suppliers  155MMShort-Term Rewards(1)  5.3Bn+Instant Loyalty Rewards(1)  200Retailers(1) in…  54…Countries      The Number One Loyalty Program in Canada   Premier Global Provider of Campaign-Based Loyalty Solutions   Source: Company information. Notes:FY 2016 – FY 2020.

 Financial Overview  6  Financial Breakdown (FY 2020)  Revenue  Normalized Adj. EBITDA (1)(3)  $231  $173  Margin % (4)  24%  23%  Revenue by Business  Normalized Adj. EBITDA(1) By Business  $MM  Includes impact of COVID  Notes:Normalized Adj. EBITDA is adjusted for sale of Precima in January 2020.Precima revenue of $81MM in 2019A and $2MM in 2020A.Financial estimates are forward-looking statements based on current information and management’s reasonable assumptions. The estimates are subject to risks and uncertainties, and actual results may differ. 2021E Normalized Adj, EBITDA does not include run-rate cost savings or severance associated with certain actions taken in September.Margin is adjusted for sale of Precima in January 2020.  $157 - $163  ~22%  (2)  (2)  Updated to reflect recent impact of variant-related supply chain disruptions and restrictions at BrandLoyalty  720 - 730

 Loyalty Venture’s Global Scale and Geographic Reach  7                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                              BrandLoyalty  AIR MILES    Source: Company information. Notes:Represents number of sponsor locationsFY 2016 – FY 2020.  ~8,300 (1)Locations to Earn  1Country  1Continent  300+Brands  ~200 (2)Retailers  54Countries  6Continents  20Sales offices  ~112,000 (2)Stores  Loyalty Venture’s Footprint Spans the Globe  USA1%  Revenue by Geography  EMEA43%  Canada38%  APAC11%  LATAM7%

               8  Provide value to clients and partners by generating incremental sales and profits…  …And to shoppers by allowing them to earn rewards on everyday purchases  Both AIR MILES and BrandLoyalty are data-driven, with deep historical databases that enable the businesses to optimize programs to fit retailers’ goals  Loyalty Ventures’ Clients Are Focused On Acquiring And Retaining Loyal And Profitable Shoppers

 Experienced Management Team  9  Blair CameronPresidentAIR MILES      Claudia MennenCEOBrandLoyalty        Jeff ChesnutCFOLoyalty Ventures      Charles HornCEOLoyalty Ventures      Years at Loyalty Ventures  16  Years ofExperience  26  Years at Loyalty Ventures  9  Years ofExperience  25  Years at Loyalty Ventures  12  Years ofExperience  27  Years at Loyalty Ventures  10  Years ofExperience  24  Years of Experience(1)  Select Companies  Deep History Of Public Company Leadership Experience  Senior Vice President And Senior Advisor  CFO and Interim CEO  Senior Vice President And Chief Client Officer  Head Of Marketing And Merchandising  Senior Vice President And Treasurer  Chief Financial Officer  Chief Financial Officer  Notes:Years at Loyalty Ventures includes time at ADS

 SECTION 2   Our Business

       AIRMILES: #1 Loyalty Program in Canada Built Over Three Decades  11  Our Technology Stack  Our Network  Our Solutions & Services  Loyalty Platform  Data & Analytics Services  Collector Intelligence  Collector Engagement  Marketing Services              Loyalty Program Management    Loyalty Program Management  Loyalty Program Management  Using traditional and AI-powered marketing tools toreach and engage Collectors across channels  Using world-class data management and analyticsplatforms to integrate shopper information andturn it into meaningful Collector insights  Real-time loyalty platform and expert teams to help Sponsors manage program, diagnose performance, understand trends and maximize ROI  Fully ManagedLoyalty Platform  Data  Cross ChannelOrchestration  Loyalty Consulting & Optimization  Analytics  Lifecycle Management  Coalition-BasedCurrency  Data Hub  Digital Properties                                                          EARN  REDEEM  COLLECTORS    SPONSORS                                              REWARDSUPPLIERS                                                                                                                                25+ Year Operating History with Headquarters in Toronto, Ontario

 How AIR MILES Makes Money  12    Miles Issued    Price per Mile    Non-MilesRevenue    Net Revenue            Cost of Redemption  (1)  Notes:Net Revenue calculation simplified for illustrative purposes – depiction does not account for revenue recognition standards

 BrandLoyalty: Changing Shopper Behavior On A Mass Scale Through Campaign-Based Loyalty Solutions  13                    Mechanics  Campaign  Rewards                                                                                Shoppers  Market  Retailer        Performance& Risk  Tools & Platforms  Delivery                                                                                                                                                          Solution  Strategy  Execution                      Optimizing Client KPIs to Deliver Maximum Impact  Loyalty Journey of the Retailer

 How BrandLoyalty Makes Money   14  CampaignRevenue        Rewards Redeemed    Selling Price

     15  We Help Clients Retain and Grow Existing Shoppers While Attracting New Ones    Client KPIs    Basket Size  Shopper Lifetime Value  ShopperChurn    Solutions    Shopper Insights  Tailored Campaigns  Shopper Rewards  Capabilities      AI / MLAnalytics  Image Recognition  Data Visualization  Social MediaPlugins  Tools & Services      Campaign Predictor  Performance Dashboard  StorePal  BrightStamps

 16  Loyalty Ventures Serves Retailers in High Frequency, Non-Discretionary Verticals  Notes:Based on internal research studies on Loyalty Brand Awareness and Loyalty Program handling of COVID-19; Research sample included both Canadian AIR MILES Collectors and non-CollectorsRepresents number of sponsor locationsCoverage of household spend calculated using Canadian Census Program data, excludes mortgages and taxes  Key Part of Everyday Commerce            Key Highlights     #1 loyalty program in Canada(1) with 300+ sponsors and rewards suppliers across ~8,300 locations(2)Sponsor base covers ~80%(3) of the average household spend categories in Canada     Stable client base generates recurring campaign demand Global retailer and supplier network in 54 countries Maintains close relationships with 20 national sales offices   Grocery  Financial  Gas  Pharmacy

 Exclusive Relationships Are Point of Differentiation  17  Sponsors derive substantial benefits from coalition membership due to exclusivity in specific categories and regions  Meaningful partner to global suppliers, whose products and IP are exclusive to BrandLoyalty’s campaigns

 Resilient Performance During COVID with Strong Recovery Potential  18      Challenge  Action  Loyalty Ventures Proactively Addressed Numerous COVID-Related Disruptions…  …With Favorable Results       At-risk campaigns mostly postponed – not cancelled – throughout 2020 and YTD 2021      Limited items out of stock despite supply chain disruptions      Short term contract signing, high sales from available stock and higher client uptake in 2021      Reduced inventory            February 2020    Early 2020            COVID-19 begins impacting retailers and supply chains  COVID task forced formed Led deep supply chain collaborationTactical commercial and legal actionsShift to digital where appropriate   Rest of 2020  Retailers focused on operational challenges –not long term planningIn-person sales force impactedFewer AIR MILES redemptions   Q4’2020  Refocused storyline around rewarding shoppers Retrained sales force to sell in a virtual environment  Today and Beyond  Re-activation of COVID task-forceActioned price / contract adjustmentsClear communication with clients and management  March 2021-Today  Port and Suez Canal closures combined with 9x higher container costs, as well as low transparency / predictability

 SECTION 3   Long Runway For Growth

 Growth Strategy  20  Attract New Clients    2  GrowEcosystem    1  New Technologies & Solutions    4  Expand Into New Geographies    3

 Growth Levers  21  Drive growth in existing markets via post-COVID recovery, new grocer relationships, normalized logistics and resumption of supplier IP innovation  Continue growth in new markets, including U.S., UK, Nordics and Brazil  Move into additional high-frequency verticals, including omni-channel food retail and convenience stores  Activate sustainability initiatives  Deploy automated CRM platform and 1:1 personalization to more sponsors    Add new verticals, including QSR and home improvement    Broaden merchandise offerings to include “home trade” (e.g., kitchenware, landscaping, furnishings, fitness)    Transition travel redemptions to self-serve digital and extend real time issuance

 Imagine The Possibilities  22      AIR MILES’ issuance engine, data lake and machine learning capabilities and BrandLoyalty’s Bright Stamps platform enable loyalty programs anywhere in the world at scale                            sesett      Strategic Loyalty Programs  Campaign-Based Loyalty  Targeted Campaigns  CoalitionCampaigns  DataExchange      Together, strong loyalty programs and targeted campaigns are highly complementary – early trials have resulted in redemptions doubling      Integrated data exchange and best-in-class analytics increasingly important in a privacy-centric, omnichannel retail environment  Our Combined Offering Is Highly Synergistic and Unlocks Meaningful Value for Clients and Shoppers Alike

 SECTION 4   Highly Attractive Financial Profile

 Highly Attractive Financial Profile  24    Normalized Revenue (1)(2)  $MM  Normalized Adj. EBITDA (1)(2)(3)  $MM  Notes:Adjusted for sale of Precima in January 2020Financial estimates are forward-looking statements based on current information and management’s reasonable assumptions. The estimates are subject to risks and uncertainties, and actual results may differ. 2021E Normalized Adj, EBITDA does not include run-rate cost savings or severance associated with certain actions taken in September.Margin is adjusted for sale of Precima in January 2020.  Key Commentary      Revenue hitting inflection point        Stable Normalized Adj. EBITDA margin profile with variable cost structure – provides protection in downturns and showcased resiliency during COVID    (20%)    Growth %  24%  23%    Margin %      Redemptions have no impact to operating cash flow    ~(5%)  ~22%  720 - 730  ~284  ~436 - 446  157 - 163  ~26 - 32

 Key Takeaways  25  1  Increased Investment Amid Post-Pandemic Recovery Tailwinds Creates Significant Upside Potential   Stability Of Underlying Business Proven Out By COVID Operating Environment  2  3  Scalable, Portable And Unique Technology Platform Providing Client-Specific Consumer Insights That Drive Profitable Outcomes   4  Top-Line Growth Plan Coupled With Strong Operating Margins  5  Growth Accelerators Through Inorganic Opportunities In US And Worldwide  6  Balanced Priorities Of Investing For Growth While De-Leveraging For Strength

 Reconciliation of Non-GAAP Financial Information  26